SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Intrusion Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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101 EAST PARK BLVD, SUITE 1200

PLANO, TEXAS 75074

(972) 234-6400

_____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 19, 2025

_____________________

To the Stockholders of

Intrusion Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Intrusion Inc. (the “Company,” “we,” “us” or “our”) will be held at 9:00 a.m., Central Time, on Tuesday, August 19, 2025. The Meeting will be held entirely online via audio webcast to allow for greater stockholder attendance and to reduce the carbon footprint that is required for travel to, and in-person attendance at, the Annual Meeting. The Annual Meeting may be accessed at www.virtualshareholdermeeting.com/INTZ2025, where you will be able to listen to the Annual Meeting live, submit questions and vote. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person. The Meeting will be held for the following purposes:

(1)	To elect five (5) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

(2)	To ratify the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2025.

(3)	To approve on an advisory non-binding basis the compensation of the Company’s named executives (“Say on Pay”).

To transact such other business as may properly come before the Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is June 30, 2025. If you owned our common stock at the close of business on June 30, 2025, you may virtually attend and vote at the Meeting. A list of stockholders eligible to vote at the Meeting will be available for review during our regular business hours at our headquarters in Plano, Texas, for the ten days prior to the date of the Meeting for any purpose related to the Annual Meeting. The list of stockholders will also be available during the Annual Meeting through the Annual Meeting website for those stockholders who choose to attend.

All stockholders are cordially invited to virtually attend the Meeting. Whether or not you plan to virtually attend the Meeting, we hope that you will vote as soon as possible. You may vote by internet; by phone; by mail; or virtually during the Meeting at www.virtualshareholdermeeting.com/INTZ2025. Stockholders are urged to complete, date, and sign the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope. Your Proxy may be revoked at any time prior to the Meeting.

By Order of the Board of Directors

/s/Anthony J. LeVecchio

Anthony J. LeVecchio

Chairman of the Board

Plano, Texas

July 2, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 19, 2025: This proxy statement and the Company’s 2024 Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A for the year ended December 31, 2024 (“Amendment No. 1”), are available at www.intrusion.com. The information on our website is not incorporated by reference into this Proxy Statement,

INTRUSION INC.

101 EAST PARK BLVD, SUITE 1200

PLANO, TEXAS 75074

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be Held August 19, 2025

The enclosed proxy (the “Proxy” or “Proxy Statement”) is being solicited on behalf of the Board of Directors (the “Board”) of Intrusion Inc. (the “Company,” “we,” “us” or “our”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, August 19, 2025 at 9:00 a.m., Central Time. Proxies, together with copies of this Proxy Statement and a copy of the Company’s Annual Report for 2024, as amended by Amendment No. 1, are being mailed on or about July 7, 2025, to stockholders of record entitled to vote at the Meeting. The Meeting will be held entirely online live via audio webcast. You will be able to attend the virtual Meeting live, vote electronically, and submit your questions during the Annual Meeting via live webcast by visiting: www.virtualshareholdermeeting.com/INTZ2025 and entering your 16-digit control number included in your Notice (as defined below), on your proxy card, or on the instructions that accompanied your proxy materials.

Execution and return of the enclosed Proxy will not affect a stockholder’s right to attend the virtual Meeting and to vote electronically. Any stockholder executing a Proxy retains the right to revoke such proxy at any time prior to exercise at the virtual Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Corporate Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares electronically at the virtual Meeting. If you attend the Meeting and vote electronically, your proxy will be revoked automatically and only your vote at the Meeting will be counted. Virtually attending the Annual Meeting alone, however, will not revoke your proxy unless you specifically request your proxy to be revoked. If you hold shares through a broker, bank or other agent, you must contact that broker, bank or other agent directly to revoke any prior voting instructions. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy “FOR” the election as directors of those nominees named in the Proxy Statement, “FOR” the approval of each of the other proposals described in this Proxy Statement, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on June 30, 2025, are entitled to notice of, and to vote at, the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders eligible to vote at the Meeting will be available for review during our regular business hours at our headquarters in Plano, Texas, for the ten days prior to the date of the Meeting for any purpose related to the Annual Meeting. The list of stockholders will also be available during the Meeting through the Annual Meeting website for those stockholders who choose to attend. On the record date, the Company had 19,895,095 outstanding shares of Common Stock, $0.01 par value (the “Common Stock”) held of record by 61 holders.

QUORUM AND VOTING

The presence at the virtual Meeting, in person or by Proxy, of the holders of a majority of the shares of Common Stock outstanding is necessary to constitute a quorum. Holders of Common Stock are entitled to one vote for each share of Common Stock held on each matter to be voted on at the Meeting including the election of directors. All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes (other than the election of directors) whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

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STOCKHOLDER PROPOSALS

Assuming the presence of a quorum, the following paragraphs describe the vote required by the stockholders of record to approve each of the proposals set forth in this Proxy Statement.

•	Proposal One. Election of Directors: The five (5) nominees receiving the greatest number of votes of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote shall be deemed elected even if they receive the affirmative vote of less than a majority of the shares of Common Stock outstanding entitled to be voted at the Meeting.

•	Proposal Two. Ratification of Independent Registered Public Accounting Firm: The affirmative vote of the holders of a majority of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote is required for the ratification of the appointment of Whitley Penn LLP as independent auditors.

•	Proposal Three. Advisory Say on Pay Vote: You may vote “FOR” or “AGAINST” or abstain from voting. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding present in person or represented by Proxy at the Meeting and entitled to vote is required to approve the advisory proposal concerning the compensation of our named executive officers. This proposal is considered a non-routine matter and brokers will not have discretionary authority to vote shares for which they have not received instructions.

The Board unanimously recommends a vote “FOR” each of proposals ONE through THREE as set forth in this Proxy Statement.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board for the ensuing year will consist of five directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated their willingness to serve as a member of the Board of Directors, if elected. However, in the event any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board shall designate.

The following slate of five nominees has been nominated by the Board of Directors:

Name	Age	Position(s)	Date of Initial Appointment/Election

Anthony Scott (1)	72	President, Chief Executive Officer, and Director	2022
Anthony J. LeVecchio* (2)	78	Chairman and Director	2020
Katrinka B. McCallum*(1)(3)	57	Director	2021
Gregory K. Wilson*(1)(3)	52	Director	2021
Dion Hinchcliffe*(1)(2)	55	Director	2024

* Independent director as defined by Nasdaq Rule 5605(a)(2).

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

(3) Member of the Nominating and Governance Committee

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Director Biographies

Below is a brief account of the business experience of each of our executive officers and directors.

Anthony Scott was appointed as our President and Chief Executive Officer on November 11, 2021, and as a director on January 21, 2022. Mr. Scott’s prior engagements demonstrate many years of executive leadership and cybersecurity experience, including for the federal government, as well as for multi-billion corporations, and private consulting helping organizations implement effective world class solutions for cybersecurity, IT governance and crisis management. Mr. Scott worked as the Global Chief Information Officer for The Walt Disney Company from 2005 through 2008 and as the Chief Information Officer for Microsoft from February 2008 through May 2013 and Chief Information Officer for VMWare from September 2013 through February 2015. In February 2015, Mr. Scott was appointed by President Obama as the Federal Chief Information Officer for the U.S. Government in February 2015. In that role, he had oversight, budget and management responsibilities for the more than $85 billion budget that the Federal Government annually spends on IT. He and his team managed the government-wide response plan after the Office of Program Management cybersecurity incident, which prompted the Cybersecurity Sprint and Implementation Plan (CSIP) that dramatically improved the information systems security posture of the Federal Government. He also created the first “State of IT” report at the end of the Obama administration, collaborating with members of Congress to create several legislative proposals to improve IT funding within the Federal Government. Prior to his appointment, Mr. Scott had been serving as the founder and CEO of the Tony Scott Group, LLC., a Washington DC and Silicon Valley-based consulting and venture capital firm focused on early-stage cybersecurity and privacy technologies. Mr. Scott is a renowned expert on providing public and private sector executive insights concerning matters such as digital transformation, cloud adoption, machine learning, AI, cybersecurity, governance, open data, and workforce diversity, and he has appeared frequently before Congress as well as at numerous industry forums. He has also held positions as Chief Technology Officer at General Motors, as well as senior executive positions at Bristol Meyers Squibb, Price Waterhouse, Sun Microsystems and Marriott. Mr. Scott holds a Bachelor of Science Degree from the University of San Francisco in Information Systems Management and a Juris Doctorate (law) degree from Santa Clara University. Mr. Scott’s many years in executive leadership roles, including serving for governmental agencies, combined with his IT and cybersecurity experience make him uniquely qualified to serve on our board and as our president and chief executive officer.

Kimberly Pinson was appointed by the Board as our Chief Financial Officer on June 27, 2022. Ms. Pinson brings more than 25 years of experience leading finance and related functions for global software, technology, medical device, healthcare, and real estate companies. Prior to joining us, Ms. Pinson served as Chief Financial Officer for NetFortis since 2020 as well as for EndoStim, Inc. from 2016 through 2020. Prior to joining EndoStim, Inc., Ms. Pinson served as Chief Financial Officer for United Orthopedic Group, as well as in senior finance leadership roles at Quadrem, Xtria, Novo Networks, and Centex. Ms. Pinson began her career at Grant Thornton in audit, has a BBA from the University of Texas at Dallas, and was a licensed certified public accountant.

T. Joe Head currently serves as our Chief Technology Officer, was a co-founder of the Company, and served as one of our directors from 1983 through 2022. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics, from 1980 through 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A&M University.

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Anthony J. LeVecchio was appointed by the Board to serve as a Director on August 6, 2020, as Board Chair on August 20, 2020, and was appointed to serve as our “Chairman of the Board” on August 4, 2021. Mr. LeVecchio also serves on our Compensation Committee. Mr. LeVecchio founded The James Group, Inc. in 1988 and is its current President. The James Group is a general business consulting firm that has advised CEOs across a wide range of industries in both public and private companies. Prior to forming The James Group, Mr. LeVecchio was the Senior Vice President and Chief Financial Officer for VHA Southwest, Inc., a regional healthcare system. Before that, Mr. LeVecchio held financial management positions with Philips Information Systems, Exxon Office Systems and Xerox Corporation. Mr. LeVecchio has served on the board of over 20 private companies ranging from pre-revenue startups to companies with over $100 million in annual revenues. In this capacity, he has guided companies through all phases of corporate growth including startup operations; achieving profitability; asset, debt, and equity financing; merger and acquisitions and implementation of corporate governance best practices. His previous board experience includes serving as Chairman of the Board of Legacy Texas Bank (Nasdaq) and as Co-chairman of the Board for UniPixel, Inc. (Nasdaq). Mr. LeVecchio has also served on boards for Microtune, Inc., DG FastChannel, Inc., Maxum Health, Inc., Medical Alliance and ASDS. As a public company director, he has experience with IPOs; secondary offerings; Sarbanes Oxley preparedness and qualification for 404 accelerated filers; Nasdaq de-listing and relisting; SEC stock option backdating investigations and class action lawsuit resolution; and Dodd Frank implementation. In addition to his business activities, Mr. LeVecchio is a lecturing professor in the School of Management at University of Texas, Dallas, and is a member of the advisory board for The Institute for Excellence in Corporate Governance at UTD. In 2014, he was named as an Outstanding Public Company Director by the Dallas Business Journal. He has participated as a speaker and panelist on several occasions for Bank Director and Corporate Board Member. Mr. LeVecchio received a Bachelor of Economics from Rollins College, Winter Park, Florida, and an M.B.A. in Finance from the same institution where he remains an active alumnus and a former member of their Board of Trustees. Mr. LeVecchio was selected to serve as our Board Chair and on our Compensation Committee because of his standing as a financial expert and corporate governance expert.

Katrinka B. McCallum, NACD.DC was appointed to our Board in February of 2021 and serves as Chair of our Audit Committee and as a member of our Nominating and Corporate Governance Committee. Most recently, until 2020, Ms. McCallum was Vice President of Customer and Product Experience at Red Hat, a leading provider of enterprise open-source solutions, which was acquired by IBM in 2019. She joined Red Hat in 2007 as VP of Investor Relations and has served in a variety of Vice President positions within the Products & Technologies organization during her tenure there. During her career, that spans more than two decades in enterprise software, Ms. McCallum led business units, sales and marketing organizations as well as engineering and operations teams. She developed a reputation for driving strategy into actions that intelligently aligned the operational backbone and accelerated the business. Following her tenure at Red Hat, Ms. McCallum has been serving on numerous boards, including her current service on the board of ACI Worldwide, Inc. (Nasdaq: ACIW), and formerly on the board of Rimini Street, Inc. (Nasdaq: RMNI) from February 2021 to August 2024. In addition, she has served on corporate boards including Micromuse, Inc. (Nasdaq) and Round Pond, a subsidiary board of Red Hat, Inc. Ms. McCallum retired as a member of the North Carolina Board of Science, Technology & Innovation, where she co-chaired the Data Economy committee. In addition, she was a member of the executive committee for the North Carolina Technology Association board. Ms. McCallum has an M.B.A. from The Fuqua School of Business at Duke University, a B.A. in Economics from Wellesley College, and a Certificate in Accounting from Northeastern University. And though now inactive, Ms. McCallum earned her CPA license while working as an auditor for Deloitte and she is an active member of the National Association of Corporate Directors. Ms. McCallum’s broad array of business experience and expertise as a strategic high growth technology leader, financial expert, as well as her general business acumen across a broad range of public, private and non-profit organizations make her particularly qualified for service on our Board, our Nominating and Governance Committee, and as Chair of our Audit Committee. Ms. McCallum is NACD Directorship Certified®.

5

Gregory K. Wilson was elected to our Board in May of 2021 and serves as Chair of our Nominating and Corporate Governance Committee and as a member of our Audit Committee. Since 2019, Mr. Wilson has been the Chief Information Security Officer at Docupace, a company that provides a suite of digital solutions to assist broker-dealers, registered investment advisers and other financial professionals. Docupace streamlines and automates client onboarding, document management, advisor transitions and other critical workflows while maintaining SEC and FINRA compliance. Prior to that, Mr. Wilson was Chief Information Security Officer at Pioneer Natural Resources from 2018 through the end of 2020, where he was responsible for the development and execution of its information security, risk, compliance and privacy program, which included risk management, incident response, vendor management and security governance. From 2014 until his move to Pioneer, Mr. Wilson was Head of Information Security at 1st Global. Mr. Wilson is an experienced leader with more than 23 years of experience in IT Risk Management, Information Security, IT Audit, Litigation Support, Privacy, Business Continuity and Disaster Recovery Planning, Training and Awareness and Compliance Management. Mr. Wilson has expert knowledge in risk assessment and security compliance with the regulatory requirements of Sarbanes-Oxley (SOX), Payment Card Industry (PCI), Health Insurance Portability and Accountability Act (HIPAA), Gramm Leach-Bliley Act (GLBA), US Patriot Act and General Data Protection Regulation (GDPR). Mr. Wilson serves on the Board of Pentegra Retirement Services, a leading provider of retirement plan and fiduciary outsourcing solutions to clients nationwide. He serves as an Advisor to Menlo Ventures, YL and Vation Ventures and on several corporate Advisory Boards and Dallas Innovation Advisory Council as well as several professional and community boards. Mr. Wilson received his master’s degree in economics from the University of Oklahoma and his bachelor's degree in public administration from the University of Nebraska at Omaha. Mr. Wilson has completed the NACD’s Director Professionalism certification and has been designated a Qualified Technology Expert by the Digital Director Network. Mr. Wilson holds the CISSP, CISM, CGEIT, CDPSE, PSM and PMP certifications as well as his Series 7, 24 and 66. Mr. Wilson’s extensive experience serving on private corporate, governmental, and nonprofit boards as well as his leadership and experience in Information Security strategy, risk governance, enterprise risk management, digital transformation, regulatory compliance, incident response, mergers and acquisitions, and operations makes him particularly qualified for service on our Board.

Dion Hinchcliffe is an internationally recognized thought leader, IT expert, enterprise architect, bestselling book author, frequent keynote speaker, analyst, and transformation consultant. Since 2014, he has been the Vice President of CIO Practice at The Futurum Group and is currently an executive fellow at the SDA Bocconi School of Management. Prior to that, from 2017 through 2024, he was a VP and Principal Analyst at Constellation Research. Mr. Hinchcliffe works with the leadership teams of Fortune 500 and Global 2000 firms to drive successful change with emerging digital methods including enterprise AI, employee experience, online community, cloud computing, data centers, digital business models, Internet ecosystems, workforce collaboration, and the future of work. A veteran of enterprise IT and several Internet startups, Mr. Hinchcliffe has been working for two decades with leading-edge methods to bridge the widening gap between business and technology. He has extensive practical experience with enterprise strategy and operational issues and he consults, advises, and writes prolifically on the convergence of business and technology. Mr. Hinchcliffe is particularly well known for his thought leadership in digital workplace, enterprise IT, AI in the workplace, agile methods, CIO issues, and digital transformation. He is a widely followed commentator and industry analyst for ZDNet. Mr. Hinchcliffe also works in the trenches with clients in the Fortune 1000, government, and Internet startup community. He is also a frequent keynote speaker and is co-author of two books on intersection of technology and business including Web 2.0 Architectures from O'Reilly as well as the bestselling Social Business By Design (John Wiley & Son.)

Stockholder Approval

The affirmative vote of a plurality of the 19,895,095 shares of Common Stock outstanding present in person or by proxy at the Meeting is required for the election of each of the nominees for director.

The Board recommends a vote “FOR” the election of such nominees.

6

CORPORATE GOVERNANCE

The business affairs of the Company are managed under the direction of the Board. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met four times during the 2024 fiscal year. During fiscal year 2024, each director participated in at least 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he or she was a director) and (2) the total number of meetings of all committees of the Board on which he or she served (during the period that he or she served).

Director Independence

Our Board has determined that we have four “independent” members of our Board, as defined in Nasdaq Marketplace Rule 5605(a)(2) (“Rule 5605”): Anthony J. LeVecchio, Katrinka B. McCallum, Gregory K. Wilson, and Dion Hinchcliffe.

Family Relationships

There are no family relationships among our directors or executive officers.

Board Role in Risk Oversight and Management

The Board has an active role in the oversight and management of the Company’s risks and carries out its role directly and through Board committees. The Board’s direct role in our risk management process includes regular or periodic receipt and discussion of reports from management and our inside and outside counsel and advisers on areas of material risk to our business, including operational, strategic, financial, legal, and regulatory risks.

While overall enterprise-wide risk management is ultimately the responsibility of the Board, the Audit Committee is delegated with the authority to oversee the identifying, assessing, and monitoring of such risks, delegating authority for discrete risk management oversight to the appropriate committees of the Board or to a Risk Oversight sub-committee of the Audit Committee. The Audit Committee reports regularly to the Board on its activities in risk oversight, passes along reports from any Committees or sub-committees with oversight authority, and makes recommendations for any changes, modifications, improvements, or expansions of our risk assessment and management policies and procedures.

The Board also works with our Disclosure Committee that consists of senior management, including our Chief Executive Officer and Chief Financial Officer, along with one of our independent directors, Ms. McCallum. The Disclosure Committee reviews and comments on all press releases, disclosures, and reporting, including as it relates to our earnings and/or financial position prior to the Audit Committee’s review and approval of the same.

The Board has also addressed risk through the adoption of corporate policies. The Board has adopted a Code of Business Conduct and Ethics designed to ensure that our directors, officers, and employees are aware of their legal and ethical responsibilities and conduct our business in a consistently legal and ethical manner.

We have not adopted any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock either granted to the employee or director as part of their compensation; or held, directly or indirectly, by the employee or director.

7

BOARD COMMITTEES

The Board has established three committees which consist of the Audit Committee, Compensation Committee, and Nominating and Governance Committee to devote attention to specific subjects and to assist it in the discharge of its responsibilities. Our Board has adopted written charters for each of the aforementioned committees, copies of which are publicly available on our website at www.intrusion.com under the “investor relations” section. The functions of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee are described below.

Audit Committee.

The Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management.

During the fiscal year 2024, the Audit Committee was composed of Ms. McCallum (Chair), Mr. Wilson, Mr. Gero, and Mr. Hinchcliffe, each of whom is independent. Mr. Gero resigned from the Board and his Committee positions, effective November 20, 2024. Mr. Hinchcliffe was nominated and elected to the Audit Committee by the Board, effective November 20, 2024. Our Board determined that Ms. McCallum is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication under the rules and regulations of Nasdaq. The Audit Committee held four meetings during fiscal year 2024.

Compensation Committee.

The Compensation Committee is empowered to advise management and make recommendations to the Board with respect to the compensation and other employment benefits of executive officers, key employees and directors of the Company. The Compensation Committee also administers the Company’s equity incentive plan for officers, key employees and directors, and the Company’s incentive bonus programs for executive officers and employees. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom awards shall be granted, the number of shares to be covered by each award and the time or times at which awards shall be granted pursuant to the equity incentive plan.

During the fiscal year 2024, the Compensation Committee was composed of Mr. Gero (Chair), Mr. LeVecchio and Mr. Hinchcliffe, each of whom was an independent director. Mr. LeVecchio succeeded Mr. Gero as Chair of the Compensation Committee upon Mr. Gero’s resignation from the Board on November 20, 2024. Mr. Hinchcliffe succeeded Mr. Gero as a member of the Compensation Committee, effective November 20, 2024. The Compensation Committee met one time during fiscal year 2024.

Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. In addition, the Nominating and Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

During the fiscal year 2024, the Nominating and Governance Committee was composed of Mr. Wilson (Chair), Ms. McCallum, and Mr. Gero, each of whom was an independent director. Mr. Gero resigned from the Board and his Committee positions, effective November 20, 2024. The Nominating and Governance Committee met one time during 2024.

8

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee has discussed with Whitley Penn LLP, the Independent Registered Public Accounting Firm to the Company, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Whitley Penn LLP required by applicable requirements of the PCAOB regarding Whitley Penn LLP’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn LLP its independence.

The Audit Committee discussed with Whitley Penn LLP the overall scope and plans for their audit. The Audit Committee meets with Whitley Penn LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during fiscal year 2024.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024, as amended, for filing with the SEC. The Audit Committee and the Board have also recommended, subject to stockholder ratification, the selection of Whitley Penn LLP as the Company’s Independent Registered Public Accounting Firm.

Respectfully submitted,

AUDIT COMMITTEE of the Board of Directors

Katrinka B. McCallum, Audit Committee Chair

Gregory Wilson, Audit Committee Member

Dion Hinchcliffe, Audit Committee Member

9

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee is responsible for administering the compensation programs of the executive officers. The Compensation Committee sets performance goals and objectives for the Chief Executive Officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may consider recommendations from the Chief Executive Officer with respect to goals and compensation of the other executive officers. The Compensation Committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the Compensation Committee and recommended to the full Board for ratification.

The Compensation Committee is responsible for administering all of the Company’s equity-based plans. The Compensation Committee also periodically reviews compensation and equity-based plans and makes its recommendations to the board with respect to these areas.

It is the opinion of the Compensation Committee that the executive compensation policies and plans, including, without limitation, the Amended Intrusion Inc. 2021 Omnibus Incentive Plan, as amended, and the Intrusion Inc. 2023 Employee Stock Purchase Plan provide the necessary total remuneration program to properly align the Company’s performance and the interests of the Company’s stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Respectfully submitted,

COMPENSATION COMMITTEE of the Board of Directors

Anthony J. LeVecchio, Compensation Committee Chair

Dion Hinchcliffe, Compensation Committee Member

10

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

Overview of Compensation and Procedures

Similar to the setting of executive compensation, the Compensation Committee reviews the level of compensation of non-employee directors on an annual basis. We have historically used data from a number of different sources to determine the compensation for non-employee directors. Some examples of the data used include publicly available data describing director compensation in peer companies and survey data collected by us.

We compensate non-employee members of the Board through a mixture of cash and equity-based compensation. Each non-employee director currently receives an annual cash retainer fee of $37,500. In addition, our Chairman receives an annual fee of $40,000 for his service; the Audit Committee Chair receives an additional annual fee of $18,000; the Compensation Committee Chair receives an additional annual fee of $12,500; and the Nominating and Governance Chair receives an additional $7,500 for their service, unless the Committee chairmanship is held by the Chairman. Each non-employee director is also reimbursed for all reasonable expenses incurred in attending such meetings. Directors who are also full-time employees receive no additional compensation for serving as directors. During 2024, Mr. Scott, our President and Chief Executive Officer, served on the current Board with no additional compensation.

We provide each non-employee director with restricted stock units at the Annual Meeting in an amount equal to $70,000 determined by the closing price of our common stock on the day of such award. These awards vest on the one-year anniversary of the award.

2024 DIRECTOR COMPENSATION

Name and Principal Position	Fees Earned or Paid in Cash	Stock Awards		Option Awards	Total

Anthony Scott (1)	$–	$–		$–	$–
President and Chief Executive Officer

Anthony J. LeVecchio	$77,500	$70,000	(3)	$–	$147,500
Chairman

Jim Gero (2)	$50,000	$70,000	(3)	$–	$120,000
Board Member

Katrinka B. McCallum	$55,500	$70,000	(3)	$–	$125,500
Board Member

Dion Hinchcliffe	$18,750	$70,000	(3)	$–	$88,750
Board Member

Gregory K. Wilson	$45,000	$70,000	(3)	$–	$115,000
Board Member

(1)	No fees were paid to employees for serving as a director of the Company.
(2)	Resigned from the Board and its Committees on November 20, 2024.
(3)	The dollar amount reported herein reflects the aggregate grant date fair value of restricted stock units granted based on the closing price of our common stock on the date of the grant. These awards represent 50,724 shares of restricted common stock units awarded to the director in August 27, 2024 based on a per share price of $1.38. The awards were made pursuant to the 2021 Plan and fully vest on the first anniversary of the award date.

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NOMINATION OF DIRECTORS

In nominating and evaluating candidates to determine if they are qualified to become Board members, the Nominating and Governance Committee considers a number of attributes, including:

•	personal and professional character, integrity, ethics and values, without regard to race, religion, gender or national origin;
•	general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company, or experience as a board member of another publicly held company;
•	strategic planning abilities and experience;
•	aptitude in accounting and finance;
•	expertise in domestic and international markets;
•	experience in the network security or telecommunications industry;
•	understanding of relevant technologies;
•	academic expertise in an area of the Company’s operations;
•	communications and interpersonal skills; and
•	practical and mature business judgment.

The Nominating and Governance Committee also evaluates Board members and nominees’ service on the boards of other public companies. These directors also evaluate candidates identified by their personal contacts and other Board members.

The Nominating and Governance Committee will also consider nominees proposed by stockholders. Although the Company has no formal policy regarding stockholder nominees, stockholder nominees are viewed in substantially the same manner as other nominees. The consideration of any candidate for director will be based on the assessment of the individual’s background, skills and abilities, and if such characteristics qualify the individual to fulfill the needs of the Board at that time. To recommend a prospective nominee for consideration, stockholders should timely submit the candidate’s name and qualifications to the Corporate Secretary in writing at 101 East Park Blvd., Suite 1200, Plano, Texas 75074. An amendment to the Company’s bylaws in 2023 did provide for changes to the procedures by which stockholders may recommend nominees to the Board. The Nominating and Governance Committee annually reviews the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, diversity, skills, experience, and industry backgrounds in the context of the needs of the Board and the Company. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning.

EXECUTIVE COMPENSATION

The following table sets forth certain summary information regarding total compensation earned by our named executive officers for the fiscal years indicated, each of whom have served during the last two fiscal years and in all capacities in which they served the Company and our subsidiaries.

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2024 SUMMARY COMPENSATION TABLE (1)

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (2)		All Other Compensation (3)	Total
Anthony Scott	2024	$425,000	$–	$–	$–		$–	$425,000
President and CEO, Director	2023	$318,750	$–	$–	$139,157	(4)	$–	$457,907

Kimberly Pinson	2024	$270,000	$–	$–	$–		$–	$270,000
Chief Financial Officer	2023	$236,250	$–	$–	$70,615	(5)	$–	$306,865

T. Joe Head,	2024	$270,000	$–	$–	$–		$1,662	$271,662
Chief Technical Officer	2023	$270,000	$–	$–	$26,413	(6)	$1,762	$298,175

(1)	No non-equity incentive plan compensation was paid, and no pension or non-qualified deferred compensation earnings were awarded to our named executive officers for the last two years. These columns have been omitted from the table.
(2)	Represents the aggregate grant date fair value computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The FASB ASC Topic 718 full grant date fair value will be expensed and reported as the option vests for the named executive officer. A complete discussion of the assumptions used to calculate such values can be found in the notes to the financial statements included in our 2024 Annual Report on Form 10-K.
(3)	This amount includes the annual employer matching contributions under our tax qualified Section 401(k) Savings Plan.
(4)	On March 21, 2023, Mr. Scott was awarded options to purchase 6,586 shares of common stock pursuant to our 2021 Plan (defined below) with an exercise price of $24.20, vesting date of March 21, 2024, and expiration date of March 21, 2033.
(5)	On March 21, 2023, Mr. Pinson was awarded options to purchase 3,342 shares of common stock pursuant to the 2021 Plan, with an exercise price of $24.20, vesting date of March 21, 2024, and expiration date of March 21, 2033.
(6)	On March 21, 2023, Mr. Head was awarded options to purchase 1,250 shares of common stock pursuant to the 2021 Plan, with an exercise price of $24.20, vesting date of March 21, 2024, and expiration date of March 21, 2033.

The biography for Anthony Scott is provided in “Proposal One – Election of Directors.”

T. Joe Head currently serves as our Chief Technology Officer, is a co-founder of the Company, and served director from 1983 to 2022. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics, from 1980 to 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A&M University.

Kimberly Pinson was appointed on June 27, 2022. Ms. Pinson brings more than 25 years of experience leading finance and related functions for global software, technology, medical device, healthcare, and real estate companies. Prior to joining Intrusion, Inc., Ms. Pinson served as CFO for NetFortis since 2020 as well as for EndoStim, Inc. from 2016 to 2020. Prior to joining EndoStim, Inc., Ms. Pinson served as CFO for United Orthopedic Group, as well as in senior finance leadership roles at Quadrem, Xtria, Novo Networks, and Centex. Ms. Pinson began her career at Grant Thornton in audit, has a BBA from the University of Texas at Dallas and was a licensed certified public accountant.

All executive officers of the Company serve at the discretion of the Board. There are no family relationships between any director or executive officer and any other such person.

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Elements of Compensation

Base Salary

The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to the following without specific weighting:

•	salaries paid to executives with similar responsibilities at companies of a comparable size and sales volume, primarily in the high technology industry;
•	each officer’s performance; and
•	our overall financial results.

The Compensation Committee believes that other companies likely compete with us for executive talent and that we must offer salaries within a competitive market range to attract and retain talented executives. However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation.

Bonus

To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of short-term, variable incentive pay. The incentive cash bonus program for executives is established annually by the Compensation Committee based upon our achievement of sales and/or earnings targets established at the beginning of the fiscal year. The incentive plan for executives requires a threshold level of financial performance before any incentives are awarded. Once the threshold objective for sales and/or earnings for a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year.

Bonuses Awarded

In fiscal years 2024 and 2023, we did not achieve our targeted sales and/or earnings goals and did not reach our threshold level of sales and/or earnings for bonuses. Per the employee incentive plan, we did not award full-time, non-commissioned employees a bonus. This included our current executive officers.

Stock Option and Equity Incentive Programs

The goal of our short- and long-term equity-based incentive awards is to align the interests of executive officers with our stockholders. The Compensation Committee determines the value allocated to equity-based incentives according to each executive’s position, individual performance, contributions to achievement of corporate objectives and related factors, and grants equity awards to create a meaningful opportunity for stock ownership. The Board approves short- and long-term incentives in the form of cash, stock option grants, restricted stock issuances, and performance stock unit awards when performance meets or exceed expectations.

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We have four stock-based compensation plans—the 2023 Employee Stock Purchase Plan, the 2021 Omnibus Plan, the 2015 Stock Incentive Plan, and the 2005 Stock Incentive Plan. We grant stock from the 2021 Omnibus Incentive Plan.

•

2023 Employee Stock Purchase Plan (the “ESPP”). The ESPP provides for the issuance of up to 1.0 million shares of common stock to participating eligible employees and allows eligible employees to purchase shares of common stock at a 15% discount from the fair market value of the stock as determined on specific dates at six-month intervals. The offering periods under the ESPP commence on January 1 and July 1 of each year.

•

2021 Omnibus Incentive Plan (the “2021 Plan”). The 2021 Plan is administered by the Compensation Committee of the Board and permits the grant of cash and equity-based awards, which may be awarded in the form of stock options, stock appreciation rights, restricted stock awards, performance awards, other stock-based awards, and other cash-based awards. The aggregate number of shares of common stock that may be issued or used for reference purposes or with respect to which awards may be granted under the 2021 Plan shall not exceed 2.5 million shares and is subject to any increase or decrease, which shares may be either authorized and unissued common stock or common stock held in or acquired for the treasury of the Company or both.

•	2015 Stock Incentive Plan (“the “2015 Plan”). Grants can no longer be made from the 2015 Plan. The 2015 Plan will remain active until all outstanding options have been exercised, vested, forfeited, expired, or cancelled.

•	2005 Stock Incentive Plan (the “2005 Plan”). Grants can no longer be made from the 2005 Plan. The 2005 Plan will remain active until all outstanding options have been exercised, forfeited, expired, or cancelled.

Equity Awards Granted

We grant equity awards to our executive officers and key employees in order to retain their services and increase their performance potential to help attain our long-term goals. However, there has been no set formula for the granting of awards to individual executives or employees.

During fiscal year 2024, we issued no stock options to employees, officers or members or our Board. In 2023, we granted stock options to purchase 31,420 shares of common stock. Of these amounts, options to purchase 14,441 shares have been granted to our named executive officers or to members of our Board. During fiscal year 2024 and 2023, we issued no restricted stock to our named executive officers.

While stock options if awarded are generally awarded in the first or second quarter of each fiscal year, the Board has a policy of making no awards during any period in which the Company is in possession of material non-public information, any such contemplated awards being abated until such time as the information is made public and a reasonable period of time has expired after the disclosure. During the relevant reporting period, no awards of options were granted to a named executive officer within a period starting four business days before and ending one business day after the filing of the issuer’s Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information.

Timing of Awards

Equity awards to executive officers and other key employees are typically granted annually in conjunction with the review of the individual’s performance. This review typically takes place in January. Grants to newly hired employees are typically effective at the first Compensation Committee meeting following the employee’s first day of employment, after approval by the committee. The exercise price of all stock options is set at the then current day’s closing price of our common stock.

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Stock Ownership Guidelines

We do not have any standard stock ownership guidelines. However, all executives are encouraged to retain stock options and other shares that they directly own.

Perquisites

We limit the perquisites that are made available to executive officers. We do not have a pension program for executives or employees.

The perquisites provided in fiscal year 2024 are as follows. All employees who participated in our 401(k) plan may receive up to 1% of their annual salary in matching funds. All of the named executive officers who participated in the 401(k) plan received matching funds. The health and life insurance plans are the same for all employees. In general, all employees and dependents base health premiums are paid 80% by us and 20% by the employees. All employees are also provided life insurance for up to $50,000. This policy is the same for all employees, including executive officers.

Employment Agreements

Neither we nor our subsidiaries have any employment agreements with any of our named executive officers other than the below described Executive Employment Agreement with Anthony Scott.

Anthony Scott Employment Agreement

We entered into an Executive Employment Agreement with Anthony Scott on November 11, 2021, which provides for the following: a $425,000 annual cash salary; a one-time restricted stock award equivalent to $75,000 of common stock based on the closing price as of November 11, 2021; the ability to earn up to two times his annual salary (in cash or a combination of cash and stock option awards) under the terms of our existing executive incentive based bonus plan; the ability to participate in our long-term incentive plan; as well as other reasonable and customary benefits provided by the Company. In addition, the Employment Agreement requires that the Board nominate Mr. Scott for election as a director at the Annual Meeting. On March 27, 2023, the Board approved an amendment to the Executive Employment Agreement. The amendment effected a change to Mr. Scott’s compensation package (the “Amendment”). The Amendment provided for a temporary 50% reduction of Mr. Scott’s annualized base salary during the period beginning March 24, 2023 to September 22, 2023, equal to $106,250 and granted an award of options to purchase 6,586 shares of our common stock, vesting on March 21, 2024 and an exercise price of $24.20 per share.

Long-term Incentive Plan

No long-term incentives were awarded in fiscal years 2024 or 2023.

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Outstanding Equity Awards at the End of Fiscal Year 2024

2024 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth information with respect to the options outstanding by our named executive officers held at fiscal year-end 2024.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Exercise Date	Number of Shares or Units Not Vested	Market Value Shares or Units Vested
	(#)	(#)(1)	($)	(2)	(#)	($)
Name	Exercisable	Unexercisable			Not Vested	Not Vested
Anthony Scott	6,586	–	24.20	3/21/2033	–	–

Kimberly Pinson	834	416	69.00	11/10/2032	–	–
	3,342	–	24.20	3/21/2033	–	–

T. Joe Head	1,250	–	24.20	3/21/2033	–	–

(1)	Options become exercisable in three equal annual installments beginning on the first anniversary date of grant.
(2)	The expiration date of each option occurs ten years after the date of grant of each option.

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Pay vs. Performance

The following table sets forth compensation information for our President and Chief Executive Officer and our other named executive officers (NEOs) for purposes of comparing their compensation to the value of our stockholders’ investments and our net income, calculated in accordance with SEC regulations, for fiscal years 2024 and 2023.

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Compensation Table total for Non-CEO NEOs (3)	Average Compensation Actually paid to Non-CEO NEOs (4)	Value of Initial Fixed $100 Investment Based Total Stockholder Return (5)	Net Income (Loss)
2024	$425,000	$427,911	$270,831	$270,282	$60.87	$(7,790)
2023	$457,907	$319,652	$302,520	$217,347	$8.01	$(13,891)

(1)	The dollar amounts reported are the amounts of total compensation reported for our President and Chief Executive Officer, Anthony Scott, in the Summary Compensation Table for fiscal years 2024 and 2023.

(2)	The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Scott during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. See Table below for further information.
(3)	The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO, in the Summary Compensation Table for fiscal years 2024 and 2023.
(4)	The dollar amounts reported represent the average amount of “compensation actually paid,” as computed in accordance with SEC rules, for our NEOs, other than our CEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our CEO in the Summary Compensation Table for fiscal years 2024 and 2023, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.
(5)	Reflects the cumulative stockholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2024, the closing price of our common stock on December 31, 2023, was $5.06 and the closing price of our common stock on December 31, 2024 was $3.08. For 2023, the closing price of our common stock on December 31, 2022, was $63.20 and the closing price of our common stock on December 31, 2023 was $5.06.

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs (1)	Fair Value as of Year End for Unvested Awards Granted During the Year	Fair Value Year Over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year end for Awards that Vested During the Year	Compensation Actually Paid to Non-CEO NEOs
2024	$270,831	$–	$–	$(159)	$(390)	$270,282
2023	$302,520	$48,514	$8,674	$(22,910)	$(22,424)	$217,347

(1)	Represents the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table

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Relationship between Pay and Performance

Our “total stockholder return,” as set forth in the above table, during the two-year period ended December 31, 2024 increased by 660.3% compared to (a) an increase in “compensation actually paid” to our CEO from $319,652 in 2023 to $427,911 in 2024 and (b) an increase in average “compensation actually paid” to our non-CEO NEOs from to $217,347 in 2023 to $270,282 in 2024. In addition, our net loss during the two-year period ended December 31, 2024 decreased by 43.9%, from $(13,891) to $(7,790) in 2024 compared to the aforementioned changes in “compensation actually paid” to our CEO and non-CEO NEOs.

Communication with the Board

We do not have formal procedures for stockholder communication with the Board. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Corporate Secretary at our address indicated above, with a request to forward the same to the intended recipient. In general, all stockholder communication delivered to our Corporate Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions, unless the Corporate Secretary believes the question or issue may be addressed adequately by our investor relations department. However, the Corporate Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials. The Board believes that more formal procedures are not necessary to permit stockholders adequate access to its members.

Policy Regarding Board Attendance at Stockholders Meetings

Although we have no formal policy requiring attendance, we encourage all directors to attend all meetings of stockholders. All of the then-serving members of the Board attended the 2024 Annual Meeting of Stockholders and the 2024 Special Meeting of Stockholders.

Code of Business Conduct and Ethics

All of our directors and employees are required to abide by our Code of Business Conduct and Ethics, which was adopted on September 14, 2020, and amended on March 16, 2022 (the “Code”) to ensure that our business is conducted in a consistently legal and ethical manner and to avoid instances of insider trading. The Code covers areas of professional conduct that include conflicts of interest, fair dealing and the strict adherence to all laws and regulations applicable to the conduct of our business. The full text of the Code is published on our website under the investor relations tab at www.intrusion.com. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Codes of Ethics on our website within four business days following the date of such amendment or waiver. Upon the written request of any stockholder, we will furnish, without charge, a copy of the Code. This request should be directed to our Corporate Secretary at 101 East Park Blvd., Suite 1200, Plano, Texas 75074.

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PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed Whitley Penn LLP to serve as independent auditors of the Company and to audit our consolidated financial statements for fiscal year 2025, subject to ratification by our stockholders at the Meeting. Whitley Penn LLP has served as our Independent Registered Public Accounting Firm since July 2009. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with us in any capacity other than as independent auditors.

Although stockholder ratification and approval of this appointment is not required by our bylaws or otherwise, in keeping with our policy that our stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board is seeking ratification of this appointment. If the appointment is not ratified, the Board must then determine whether to appoint other auditors prior to the end of the current fiscal year. In such a case, the opinions of stockholders will be taken into consideration.

Fees Paid to Independent Registered Public Accounting Firm

The Audit Committee has reviewed the following audit and non-audit fees the Company has paid to Whitley Penn LLP for 2023 and 2024 for purposes of considering whether such fees are compatible with maintaining the auditor’s independence. The policy of the Audit Committee is to pre-approve all audit and non-audit services performed by Whitley Penn LLP before the services are performed, including all the services described below under “Audit-Related Fees,” “Tax Fees” and “All Other Fees” below.

Audit Fees. Fees billed for service rendered by our Accounting Firm for the reviews of Forms 10-Q and for the audit of the consolidated financial statements of the Company were $216,941 for 2023 and $235,231 for 2024. Fees billed for the services rendered by our Accounting Firm for the review of our registration statements for our offerings of Common Stock and due diligence associated with our at-the-market program was $43,835 in 2023 and $66,813 in 2024.

Audit-Related Fees. Aggregate fees billed for all audit-related services rendered by our Accounting Firm were $0 for 2023 and 2024.

Tax Fees. Aggregate fees billed for permissible tax services rendered by our Accounting Firm consisted of $2,000 for 2023 and $12,000 for 2024. These amounts include tax strategy services, preparation of sales tax returns, preparation of federal and state income tax returns, preparation of property tax and franchise tax returns and international tax issues.

All Other Fees. Aggregate fees billed for all other services rendered by our Accounting Firm consisted of $18,025 for 2023 and $18,070 for 2024.

Representatives of Whitley Penn LLP are expected to attend the Meeting and will be afforded the opportunity to make a statement. The representatives will also be available to respond to appropriate questions.

The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted “FOR” the adoption of the resolution of ratification.

The Board recommends a vote “FOR” this proposal.

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PROPOSAL THREE

ADVISORY APPROVAL OF COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are asking our stockholders for their non-binding advisory approval of the 2024 compensation of its NEOs. At our 2022 Annual Meeting, stockholders provided a clear endorsement of the Company’s executive compensation programs with approximately 98% voting in favor of our NEO compensation.

As described in the Executive Compensation section beginning on page 12, the 2024 NEO compensation programs remain generally consistent with the program described to stockholders in our 2022 Proxy Statement and reflects:

•	Pay for Performance Approach: Our programs align pay with performance in the best interest of our stockholders.

•	Balanced and Sound Pay Practices: We set target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•	Direct Link to Strategy: NEO pay is tied to near- and long-term strategic objectives with the long-term incentive directly tied to gaining share in our Applied Threat Intelligence Solutions markets and propelling sales growth in our INTRUSION Shield commercial product and solutions to an expanding customer base while guiding the Company to achieve investment returns for its stockholders.

We are asking our stockholders to vote “FOR” the approval of the compensation of our NEOs, as disclosed in the Executive Compensation section of this Proxy Statement, including the related tables, notes and narrative.

While this Say on Pay vote is advisory and non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our stockholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.

This Say on Pay vote is intended to address the compensation of the NEOs as disclosed in the “Executive Compensation Section” as a whole rather than any specific item or amount of executive compensation.

Approval of the proposal requires the affirmative vote of a majority of the shares of Intrusion common stock present or represented by proxy and entitled to vote at the 2025 Annual Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.

The next Say on Pay vote is expected to be held at our 2028 annual meeting of stockholders.

The Board recommends a vote “FOR” this proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of common stock as of June 30, 2025, unless otherwise indicated, by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director and director nominee, (iii) our current executive officers and (4) all current directors, nominees, and executive officers as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

Name of Beneficial Owner or Group (1)	Amount and Nature of Beneficial Ownership	Percent of Class (2)
Directors and Named Executive Officers:
Anthony Scott (3)	1,865,197	8.84%
Kimberly Pinson (4)	48,086	*%
Anthony J. LeVecchio (5)	89,613	*%
Katrinka B. McCallum (6)	64,533	*%
Gregory K. Wilson (7)	59,852	*%
T. Joe Head (8)	47,506	*%
Dion Hinchcliffe (9)	50,724	*%
All directors, director nominees, and executive officers as a group (7 persons) (10)	2,225,511	10.42%

Other 5% or Greater Stockholders:
Raymond T. Hyer (11)	2,424,041	11.57%

* Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)	The address for of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common is 101 East Park Blvd, Suite 1200, Plano, Texas 75074, except for Raymond Hyer, whose address is 3919 E. 7th Avenue, Tampa, Florida 33605.
(2)	Beneficial ownership is calculated in accordance with the rules of the SEC in accordance with Rule 13d-3(d)(1) of the Exchange Act. The percentage of beneficial ownership is based on 19,895,095 shares of common stock issued outstanding as of June 30, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable on or before August 30, 2025, are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3)	Includes 6,586 shares that Mr. Scott may acquire upon exercise of options and 1,204,830 shares that Mr. Scott may acquire upon the exercise of warrants that are currently exercisable or will become exercisable on or before August 30, 2025. The warrants that Mr. Scott may exercise include a beneficial ownership limitation that limits the number of warrants that can be exercised. The warrants exercised cannot result in Mr. Scott’s beneficial ownership exceeding 19.99% of the number of outstanding shares of our common stock.
(4)	Includes 4,176 shares that Ms. Pinson may acquire upon exercise of options and 23,334 shares that Ms. Pinson may acquire upon the exercise of warrants that are currently exercisable or will become exercisable on or before August 30, 2025.

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(5)	Includes 1,610 shares that Mr. LeVecchio may acquire upon exercise of options and 8,334 shares that Mr. LeVecchio may acquire upon the exercise of warrants that are currently exercisable or will become exercisable on or before August 30, 2025. Also includes 50,724 shares that Mr. LeVecchio may acquire upon vesting of restricted stock on or before August 30, 2025.
(6)	Includes 795 shares that Ms. McCallum may acquire upon exercise of options 5,834 shares that Ms. McCallum may acquire upon the exercise of warrants that are currently exercisable or will become exercisable on or before August 30, 2025. Also includes 50,724 shares that Ms. McCallum may acquire upon vesting of restricted stock on or before August 30, 2025.
(7)	Includes 645 shares that Mr. Wilson may acquire upon exercise of options and 2,813 shares that Mr. Wilson may acquire upon the exercise of warrants that are currently exercisable or will become exercisable on or before August 30, 2025. Also includes 50,724 shares that Mr. Wilson may acquire upon vesting of restricted stock on or before August 30, 2025.
(8)

Includes 1,250 shares that Mr. Head may acquire upon the exercise of options that are currently exercisable or will become exercisable on or before August 30, 2025. Also includes 5,005 shares held by the Biblical Studies Foundation in which Mr. Head is President.

(9)	Includes 50,724 shares that Mr. Hinchcliffe may acquire upon vesting of restricted stock on or before August 30, 2025.
(10)	Includes an aggregate of 15,062 shares that may be acquired upon the exercise of options and 1,245,145 shares that may be acquired upon exercise of warrants of officers and directors that are currently exercisable or will become exercisable on or before August 30, 2025. Also includes 202,896 shares that may be acquired upon vesting of restricted stock units on or before August 30, 2025.
(11)	Includes 1,061,307 shares that Mr. Hyer may acquire upon the exercise of warrants that are currently exercisable or will become exercisable on or before August 30, 2025. The warrants that Mr. Hyer may exercise include a beneficial ownership limitation that limits the number of warrants that can be exercised. The warrants exercised cannot result in Mr. Hyer’s beneficial ownership exceeding 19.99% of the number of outstanding shares of our common stock.

Equity Compensation Plan Information

The following table sets forth the aggregate information on our equity compensation plans in effect as of December 31, 2024 (in thousands except weighted average exercise prices).

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights		(b) Weighted average exercise price of outstanding options, warrants, and rights (1)($)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2005 Stock Incentive Plan	–		41.00	–
2015 Stock Option Plan	19		80.47	8
2021 Omnibus Incentive Plan	227	(2)	46.68	2,250
2023 Employee Stock Purchase Plan	–		–	997
Equity compensation plans not approved by security holders	–		–	–
Total	246		61.26	3,255

(1)	The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.
(2)	Includes 203,000 restricted stock units and options to purchase 24,000 shares of common stock.

23

CERTAIN TRANSACTIONS WITH MANAGEMENT

Transactions with Related Persons

On January 2, 2024, we entered into an invoice financing arrangement pursuant to a note purchase agreement with Anthony Scott, our President and Chief Executive Officer, according to which, among other things, Mr. Scott purchased a promissory note (the “Note”) in the aggregate principal amount of $1,080,000 in exchange for $1.0 million. Under the Note, we were obligated to make principal payments to Mr. Scott in the amount $40,000 per week each week prior to its maturity on June 15, 2024. Interest accrued on the balance of the Note prior to its maturity at a rate of 7.0% per annum, compounded daily. In connection with the issuance of the Note, we also entered into a security agreement, which provided to Mr. Scott, according to its terms, a security interest in all accounts receivable or other receivables then-existing or subsequently created prior to the payment of the Note, subject to prior permitted liens.

During 2024 and up until June 30, 2025, there have been no other transactions, or currently proposed transactions, between us and any of our executive officers, directors, director nominees, or 5% beneficial holders, or member of the immediate family of the foregoing persons, in which one of the foregoing individuals or entities had an interest of more than $120,000 or 1% of the average of our total assets as of the end of the last two completed fiscal years. It is our policy that any such transaction between us and these individuals would require the review and approval of our Board prior to being entered into.

Ownership Reporting. Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

Delinquent Section 16 Reports. Based solely on its review of the copies of such report forms received by it with respect to fiscal year 2024, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company’s equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

STOCKHOLDER PROPOSALS

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2026 Annual Meeting of Stockholders, such proposals must be received by the Company not later than April 30, 2026. Such proposals should be directed to Intrusion Inc., 101 East Park Blvd., Suite 1200, Plano, Texas 75074, Attention: Corporate Secretary (telephone: (972) 234-6400; telecopy: (972) 234-1467).

Pursuant to Rule 14a-4(c) of the Exchange Act of 1934, if a stockholder who intends to present a proposal at the Annual Meeting of Stockholders to be held in 2026 does not notify the Company of such proposal on or prior to April 30, 2026, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2026 proxy statement.

24

ADDITIONAL INFORMATION AVAILABLE

Upon the written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2024 Annual Report on Form 10-K, as amended by Amendment No. 1, as filed with the SEC, including the financial statements and schedules thereto. The request should be directed to the Corporate Secretary at the Company’s offices indicated above.

The Company’s 2024 Annual Report on Form 10-K, as amended by Amendment No. 1, accompanies this Proxy Statement. The Annual Report on Form 10-K, as amended, which includes financial statements, does not form and is not to be deemed part of this Proxy Statement.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

Please sign, date and return promptly the enclosed Proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/Anthony J. LeVecchio

Anthony J. LeVecchio

Chairman of the Board

Plano, Texas

July 2, 2025

25

INTRUSION INC. 101 EAST PARK BLVD, SUITE 1200 PLANO, TX 75074 1 Line Address Investor 2 Line Address Investor 3 Line Address Investor 4 Line Address Investor Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 08/17/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www . virtualshareholdermeeting . com/INTZ 2025 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 08/17/2025. Have your proxy card in hand when you call and then follow the instructions. VOT BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # → SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 1 OF 1 1 2

x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1 OF 2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 02 0000000000 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below . For All Except 0 Withhold All 0 For All 0 vote FOR The Board of Directors recommends you the following: 1. Election of Directors 05) Dion Hinchcliffe For Against Abstain 0 0 0 0 0 0 Nominees 1) Anthony Scott 02) Anthony J. LeVecchio 03) Katrinka B. McCallum 04) Gregory K. Wilson The Board of Directors recommends you vote FOR the following proposals: 2. Ratification of the appointment of Whitley Penn LLP as independent auditors of the Company for the fiscal year ending December 31, 2025. 3. Advisory approval of compensation of named executives as disclosed in the Proxy statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SHARES CUSIP # SEQUENCE # Date Signature (Joint Owners) JOB # Date Signature [PLEASE SIGN WITHIN BOX] 0000680776_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10 - K and Notice and Proxy Statement are available at www.proxyvote.com INTRUSION INC. www.virtualshareholdermeeting.com/INTZ2025 Annual Meeting of Stockholders - August 18, 2025 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned stockholder(s) of Intrusion Inc . , a Delaware corporation (the "Company"), hereby appoint(s) Anthony Scott and Kimberly Pinson, and either of them, attorneys - in - fact and proxies of t h e undersigned, with full power of substitution, to represent and t o vote all shares of common stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at www . virtualshareholdermeeting . com/INTZ 2025 , at 9 : 00 A . M . , Local Time, on Monday, A u g us t 18 , 2025 , and at any adjournment thereof . (Continued and to be marked, dated and signed, on the other side) 0000680776_2 R1.0.0.2